EXHIBIT (I)
                                     CONSENT
                                       OF
                      PAUL, HASTINGS, JANOFSKY & WALKER LLP



                  We consent to the reference to our firm under the heading "Counsel" in Amendment No. 23 to the Registration Statement on Form N-1A of The Gabelli Westwood Funds as filed with the Securities and Exchange Commission on January 31, 2001.


                                    /s/ Paul, Hastings, Janofsky & Walker LLP
                                    PAUL, HASTINGS, JANOFSKY & WALKER LLP


New York, New York
January 30, 2001

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